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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 14, 1996


                          AirTouch Communications, Inc.


    Delaware                       1-12342                        94-3213132
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

             One California Street, San Francisco, California  94111
             -------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (415) 658-2000
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Item 5.  Other Events.

AirTouch Communications, Inc. ("AirTouch") announced on May 14, 1996 that customers will begin using new CDMA Digital Service as described in the press release attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.       Press Release dated May 14, 1996.





                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AIRTOUCH COMMUNICATIONS, INC.



                           By: /s/ Mohan S. Gyani
                               ---------------------------
                               Mohan  S. Gyani
                               Executive Vice President and
                               Chief Financial Officer


Date:    May 31, 1996
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Exhibits Index

Exhibit 99.                Press Release dated May 14, 1996